Filing pursuant to Rule 433,
Filing No. 333-140931-01

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-866-669-7629 or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

! ACAR0701.CDI ASSET_BACKED_AUTOLOAN PORTFOLIO #CMOVER_3.0

! FileCtrlno: 1145915057 Seqno: 2 Created: 20070514 Last Modified: 20070514 SIGNATURE: 826924511

!

!

    MODELING_NOTES “Collateral consists of non-prime quality auto loans secured by new and used automobiles,_

light duty trucks and vans.;_

Credit enhancement consists of excess interest, overcollateralization, subordination of the classes and a_

fully funded reserve account.”

!

!

!

!

Revised: 20070514 Added Backup Servicer Fee (MAG)

!

!

! Modeled in the Intex CMO Modeling Language, (BL)

! which is copyright (c) 2006 by Intex Solutions, Inc.

! Intex shall not be held liable for the accuracy of this data

! nor for the accuracy of information which is derived from this data.

!

!

!

!

DEFINE STANDARDIZE ORIG_COLL_BAL GROUP 0 CONSTANT #OrigCollBal = 1005025125.63

!

DEFINE CONSTANT #OrigCollBal0 = 950000000.00

DEFINE CONSTANT #OrigCollBal1 = 977512562.82

DEFINE CONSTANT #OrigCollBal2 = 1005025125.63

!

!

FULL_DEALNAME:        AmeriCredit Prime Automobile Receivables Trust 2007-1

TRUSTEE_OWNER:        Wilmington Trust Company

TRUSTEE_INDENTURE: Wells Fargo Bank, NA

SERVICER_MASTER:     AmeriCredit Financial Services, Inc.

!

ISSUER:         AmeriCredit Automobile Receivables Trust

DEALER:        JPMorgan / Wachovia Securities

DEAL SIZE:        $ 1000000000.00

PRICING SPEED:    1.6% ABS

ISSUE DATE:    20070531

SETTLEMENT DATE:    20070531

!

!!!Initial LIBOR !!!

!

INITIAL INDEX LIBOR_1MO(“15CD”) 0.00

!

OPTIONAL REDEMPTION: ( COLL_BAL / #OrigCollBal LE 10% );

!

  Record date delay: 0

!

DEAL_CLOCK_INFO _

    DEAL_FIRSTPAY_DATE 20070708 _

    ISSUE_CDU_DATE 20070601

!

!!Needed for super high prepayment speeds

  TOLERANCE INTEREST 9999999.99

  TOLERANCE WRITEDOWN_0LOSS 1000000

!

!Original Statement Below

! TOLERANCE INTEREST 9999999.99

! TOLERANCE WRITEDOWN_0LOSS 1000000

!

!

  DEFINE #SpecRsvBal         = 1.0% * #OrigCollBal0

  DEFINE #OC         = 0

  DEFINE #SpecOC         = 0

  DEFINE #TargetOC         = 0

  DEFINE #SwapTerm         = 0.00

!

!

  DEFINE TR_INDEXDEPS_ALL

!

! DEFINE STANDARDIZE UNKNOWN DYNAMIC STICKY #SwapTerminate = #SwapTerm

  Tranche “A1” SEN_FIX

    Block $ 155000000.00 at 5.34 Delay 0 Dated 20070531 Next 20070708 _

    DAYCOUNT ACTUAL360 BUSINESS_DAY FOLLOWING

!

  Tranche “A2” SEN_FIX

    Block $ 320000000.00 at 5.29

!

  Tranche “A3” SEN_FIX

    Block $ 210000000.00 at 5.12

!!!ASSUMED TO BE FIXED FOR TIE OUT TO DEC TABLES IN DOC!!!

Tranche “A4” SEN_FIX

    Block $ 186800000.00 at 5.00

!

!

  Tranche “B” JUN_FIX

    Block $ 35190000.00 at 5.13

!

Tranche “C” JUN_FIX

    Block $ 32680000.00 at 5.29

!

  Tranche “D” JUN_FIX

    Block $ 35190000.00 at 5.52

!

  Tranche “E” JUN_FIX_NO

    Block $ 25140000.00 at 6.81

!

  Tranche “SELLER” NPR_NPR

    Block $ 0.0 at 0.00     SURPLUS

!

  Tranche “#OC” SYMVAR

  Tranche “#TargetOC” SYMVAR

!

!!! deal modeled with 0 back-up servicing fees

  EXPENSE “BackupFee”                    FULL_NAME “Backup Servicing Fee” = (0);

!

!

! !!!SWAP RATES

!

  Tranche “SWAP_IN1” PSEUDO HEDGE

  Block $  186800000.00 at 0 FLOAT NOTIONAL WITH TRANCHE “A4” DAYCOUNT ACTUAL360

BUSINESS_DAY FOLLOWING Delay 0 Dated 20070531 Next 20070708

  (IF #SwapTerm THEN 0.00 ELSE (0.00))

  0    999

!

  Tranche “SWAP_OUT1” PSEUDO HEDGE

  Block $ 186800000.00 at 0 FLOATING NOTIONAL WITH TRANCHE “A4” DAYCOUNT 30360

BUSINESS_DAY NONE Delay 0 Dated 20070531 Next 20070708

  (IF #SwapTerm THEN 0.00 ELSE 0.000)

  0    999

  HEDGE “Swap1” _

                    TYPE SWAP _

                    LEG “OUT_LEG” DEAL_PAYS OPTIMAL_INTPMT “SWAP_OUT1” _

                    LEG “IN_LEG” DEAL_RECEIVES OPTIMAL_INTPMT “SWAP_IN1” _

                    BY “JP Morgan”

!

!!!

  RESERVE_FUND “RSV_ACCT” ON TRANCHE “A1”&”A2”&”A3”&”A4”&”B”&”C”&”D”&”E” _

                COVERS DELINQ LOSSES _

                COVERS INTEREST SHORTFALLS _

                COVERS TRANCHE MATURITY_BAL _

                STARTING_BALANCE ( 1.0% * #OrigCollBal0 ) ;            _

                FUNDING_FROM RULES                                  _

                BALANCE_CAP ( #SpecRsvBal );                        _

                EXCESS_TO “SELLER”

!

!

  CLASS “A”                        = “A1” “A2” “A3” “A4”

  CLASS “B”        NO_BUILD_TRANCHE = “B”

  CLASS “C”        NO_BUILD_TRANCHE = “C”

  CLASS “D”        NO_BUILD_TRANCHE = “D”

  CLASS “E”        NO_BUILD_TRANCHE = “E”

  CLASS “ROOT” SHORTFALL_PAYBACK ALLOCATION TRUE _

                SHORTFALL_PAYBACK INTEREST TRUE _

                SHORTFALL_EARN_INT INTEREST TRUE _

                DISTRIB_CLASS RULES            _

                WRITEDOWN_BAL RULES           _

                = “A” “B” “C” “D” “E”

!

  INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _

                      PARTIAL_PREPAY Compensate Pro_rata _

                      LOSS            NO_Compensate Subordinated Accum

!

CROSSOVER When 0

!

Tranche      Cusip        Stated Maturity

  A1        030615AA6        20080608 RATING MD “P-1” SP “A-1+”

  A2        030615AB4        20100808 RATING MD “Aaa” SP “AAA”

  A3        030615AC2        20111108 RATING MD “Aaa” SP “AAA”

  A4        030615AD0        20130408 RATING MD “Aaa” SP “AAA”

  B          030615AE8        20130908 RATING MD “Aa2” SP “AA”

  C          030615AF5        20140208 RATING MD “A1” SP “A”

  D          030615AG3        20140908 RATING MD “Baa2” SP “BBB+”

  E          030615AH1        20160306 RATING MD “Ba2” SP “BB”

  SELLER AR061SELL

!

  TRANCHE MISCINFO

  ALL_TRANCHES RECORD_DATE PAYDATE—1

!

!

!

!

!

!

!

  CMO Block Payment Rules

--------------------

--------------------

    from : HEDGE (“SWAP1”)

      pay : CASH_ACCOUNT (0)

--------------------

    from : CASH_ACCOUNT (100)

      pay : HEDGE (“SWAP1”)

--------------------

!

!

  calculate : #1stPDA = MAX( 0, BBAL( “A” )—COLL_BAL )

  calculate : #2ndPDA = MAX( 0, BBAL( “A”, “B” )—#1stPDA—COLL_BAL )

  calculate : #3rdPDA = MAX( 0, BBAL( “A”, “B”, “C” )—#1stPDA—#2ndPDA—COLL_BAL )

  calculate : #4thPDA = MAX( 0, BBAL( “A”, “B”, “C”, “D” )—#1stPDA—#2ndPDA—#3rdPDA—COLL_BAL )

  calculate : #5thPDA = MAX( 0, BBAL( “A”, “B”, “C”, “D”, “E” )—#1stPDA—#2ndPDA—#3rdPDA—#4thPDA—COLL_BAL )

!! once E pays-off we want to make sure that we’re not allocating the same priority amount twice calculate : #5thPDA = IF BBAL( “E” ) < 0.01 AND #4thPDA EQ #5thPDA _

                            THEN 0.00 _

                            ELSE #5thPDA

!

--------------------

!

  calculate : “A” _

    CUSTOM AMOUNT = 0

!

  calculate : “B” _

    CUSTOM            AMOUNT = 0

!

  calculate : “C” _

    CUSTOM            AMOUNT = 0

!

  calculate : “D” _

    CUSTOM            AMOUNT = 0

!

  calculate : “E” _

    CUSTOM            AMOUNT = 0

!

--------------------

    when : IS_TRUE            ( CURDATE EQ MONTHS_ADD(DEAL_FIRST_PAYDATE, 0) )

    from : NOWHERE        ( (1.0% * 27512562.82) )

      pay : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

--------------------

    when : IS_TRUE            ( CURDATE EQ MONTHS_ADD(DEAL_FIRST_PAYDATE, 1) )

    from : NOWHERE        ( (1.0% * 27512562.81) )

      pay : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

--------------------

    from : CLASS ( “ROOT” )

      pay : EXPENSE ( “BackupFee” )

--------------------

    from : CLASS ( “ROOT” )

      pay : EXPENSE ( “BackupFee” )

--------------------

      pay : CLASS INTEREST SEQUENTIAL ( “A” )

      pay : CLASS INTSHORT SEQUENTIAL ( “A” )

--------------------

    from : SUBACCOUNT ( #1stPDA , CLASS “ROOT” )

      pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

--------------------

      pay : CLASS INTEREST SEQUENTIAL ( “B” )

      pay : CLASS INTSHORT SEQUENTIAL ( “B” )

--------------------

    from : SUBACCOUNT ( #2ndPDA , CLASS “ROOT” )

      pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

--------------------

      pay : CLASS INTEREST SEQUENTIAL ( “C” )

      pay : CLASS INTSHORT SEQUENTIAL ( “C” )

--------------------

    from : SUBACCOUNT ( #3rdPDA , CLASS “ROOT” )

      pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

--------------------

      pay : CLASS INTEREST SEQUENTIAL ( “D” )

      pay : CLASS INTSHORT SEQUENTIAL ( “D” )

--------------------

    from : SUBACCOUNT ( #4thPDA , CLASS “ROOT” )

      pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

--------------------

      pay : CLASS INTEREST SEQUENTIAL ( “E” )

      pay : CLASS INTSHORT SEQUENTIAL ( “E” )

--------------------

    from : SUBACCOUNT ( #5thPDA , CLASS “ROOT” )

        pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A1”) )

        from : CLASS( “ROOT” )

    subject to : CEILING ( ( BBAL( “A1” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A1”) )

        from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

    subject to : CEILING ( ( BBAL( “A1” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A2”) )

        from : CLASS( “ROOT” )

    subject to : CEILING ( ( BBAL( “A2” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A2”) )

        from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

    subject to : CEILING ( ( BBAL( “A2” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A3”) )

        from : CLASS( “ROOT” )

    subject to : CEILING ( ( BBAL( “A3” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A3”) )

        from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

    subject to : CEILING ( ( BBAL( “A3” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A4”) )

        from : CLASS( “ROOT” )

    subject to : CEILING ( ( BBAL( “A4” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“A4”) )

        from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

    subject to : CEILING ( ( BBAL( “A4” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “A” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“B”) )

        from : CLASS( “ROOT” )

    subject to : CEILING ( ( BBAL( “B” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “B” )

--------------------

        when : IS_TRUE                ( CURDATE GE MATURITY_DATE(“B”) )

        from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

    subject to : CEILING ( ( BBAL( “B” ) ) )

        pay : CLASS BALANCE SEQUENTIAL ( “B” )

--------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“C”) )

from : CLASS( “ROOT” )

subject to : CEILING ( ( BBAL( “C” ) ) )

pay : CLASS BALANCE SEQUENTIAL ( “C” )

---------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“C”) )

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( ( BBAL( “C” ) ) )

pay : CLASS BALANCE SEQUENTIAL ( “C” )

---------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“D”) )

from : CLASS( “ROOT” )

subject to : CEILING ( ( BBAL( “D” ) ) )

pay : CLASS BALANCE SEQUENTIAL ( “D” )

---------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“D”) )

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( ( BBAL( “D” ) ) )

pay : CLASS BALANCE SEQUENTIAL ( “D” )

---------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“E”) )

from : CLASS( “ROOT” )

subject to : CEILING ( ( BBAL( “E” ) ) )

pay : CLASS BALANCE SEQUENTIAL ( “E” )

---------------------

when : IS_TRUE ( CURDATE GE MATURITY_DATE(“E”) )

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( ( BBAL( “E” ) ) )

pay : CLASS BALANCE SEQUENTIAL ( “E” )

---------------------

---------------------

from : CLASS ( “A” )

pay : SEQUENTIAL ( “A1#1”, “A2#1”, “A3#1”, “A4#1”)

---------------------

pay : SEQUENTIAL ( “B#1” )

---------------------

pay : SEQUENTIAL ( “C#1” )

---------------------

pay : SEQUENTIAL ( “D#1” )

---------------------

pay : SEQUENTIAL ( “E#1” )

---------------------

!

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

pay : CLASS INTEREST SEQUENTIAL ( “A” )

pay : CLASS INTSHORT SEQUENTIAL ( “A” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( #1stPDA )

pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

pay : CLASS INTEREST SEQUENTIAL ( “B” )

pay : CLASS INTSHORT SEQUENTIAL ( “B” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( #2ndPDA )

pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

pay : CLASS INTEREST SEQUENTIAL ( “C” )

pay : CLASS INTSHORT SEQUENTIAL ( “C” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( #3rdPDA )

pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

pay : CLASS INTEREST SEQUENTIAL ( “D” )

pay : CLASS INTSHORT SEQUENTIAL ( “D” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( #4thPDA )

pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

pay : CLASS INTEREST SEQUENTIAL ( “E” )

pay : CLASS INTSHORT SEQUENTIAL ( “E” )

---------------------

from : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

subject to : CEILING ( #5thPDA )

pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

---------------------

from : CLASS ( “A” )

pay : SEQUENTIAL ( “A1#1”, “A2#1”, “A3#1”, “A4#1” )

---------------------

pay : SEQUENTIAL ( “B#1” )

---------------------

pay : SEQUENTIAL ( “C#1” )

---------------------

pay : SEQUENTIAL ( “D#1” )

---------------------

pay : SEQUENTIAL ( “E#1” )

---------------------

!

---------------------

calculate : #SpecRsvDep = MAX( 0, #SpecRsvBal—CREDIT_ENHANCEMENT ( “RSV_ACCT” ) )

---------------------

from : CLASS ( “ROOT” )

subject to : CEILING ( #SpecRsvDep )

pay : CREDIT_ENHANCEMENT ( “RSV_ACCT” )

---------------------

!

calculate : #COLLATBAL = IF CURDATE EQ MONTHS_ADD(DEAL_FIRST_PAYDATE, 0) THEN #OrigCollBal1 ELSE _

IF CURDATE EQ MONTHS_ADD(DEAL_FIRST_PAYDATE, 1) THEN #OrigCollBal2 ELSE _

#OrigCollBal2

!

--------------------

  calculate : #NoteBal    = BBAL( “A1#1”, “A2#1”, “A3#1”, “A4#1”, “B#1”, “C#1”, “D#1”, “E#1” )

  calculate : #SpecRsvBal    = MIN(1.0% * #COLLATBAL, #NoteBal)

!!!SpecRsvBal is removed from TargetOC calc because reserve fund is paid before prin is used to build OC!!!

  calculate : #OCFloor    = 0.75% * #OrigCollBal

  calculate : #TargetOC    = MAX ( #OCFloor, MIN( ( 4.5% * COLL_BAL + ( ORIG_BBAL(“E”)—BBAL(“E”) )—#SpecRsvBal ), 10% * COLL_BAL ))

!!!calculate : #TargetOC    = MIN( #TargetOC, #NoteBal )

  calculate : #TargetOC    = MAX( #TargetOC, #OCFloor )

  calculate : #OC    = MAX( 0, COLL_BAL—#NoteBal )

  calculate : #OCDef    = MAX( 0, #TargetOC—#OC )

--------------------

!!! pay to meet the OC target making sure that OC only steps down so that CREDIT_ENHANCEMENT( “RSV_ACCT” ) + #OC !> ending notebal

--------------------

from : CLASS ( “ROOT” )

subject to : CEILING ( #OCDef )

pay : CLASS BALANCE SEQUENTIAL ( “A”, “B”, “C”, “D”, “E” )

--------------------

--------------------

from : CLASS ( “A” )

pay : SEQUENTIAL ( “A1#1”, “A2#1”, “A3#1”, “A4#1”)

--------------------

pay : SEQUENTIAL ( “B#1” )

--------------------

pay : SEQUENTIAL ( “C#1” )

--------------------

pay : SEQUENTIAL ( “D#1” )

--------------------

pay : SEQUENTIAL ( “E#1” )

--------------------

!

--------------------

!!! when we’ve met the target OC amount, all excess cash goes to the E

!

  calculate : #E_Limit = IF COLL_BAL LE 10.0% * #OrigCollBal THEN BBAL(“E”) ELSE MAX (0, BBAL(“E”)—3.25% * COLL_BAL )

!

--------------------

from : CLASS ( “ROOT” )

subject to : CEILING ( #E_Limit )

pay : CLASS BALANCE SEQUENTIAL ( “E” )

--------------------

pay : SEQUENTIAL ( “E#1” )

--------------------

!

--------------------

  calculate : #OC = MAX( 0, COLL_BAL—BBAL( “A1#1”, “A2#1”, “A3#1”, “A4#1”, “B#1”, “C#1”, “D#1”, “E#1” ) )

--------------------

!

--------------------

    from : CLASS ( “ROOT” )

      pay : AS_INTEREST ( “SELLER” )

--------------------

!

!

ABS_SUMMARY_INFO _

                  1mo_BALANCE ALL_TRANCHES _

                  1mo_COUPON ALL_TRANCHES _

                  1mo_CREDIT_BALANCE ALL_CREDITS _

                  1mo_AVAIL_ENHANCEMENT ALL _

                  1mo_COLLAT_BAL _

                  1mo_DELINQ_30_59 1mo_DELINQ_60_89 1mo_DELINQ_90_plus _

                  1mo_WAC 1mo_WAM 1mo_WALA _

                  1mo_CPR _

                  1mo_ACCUM_NET_LOSS _

                  1mo_NET_LOSS_RATE _

                  3mo_COUPON ALL_TRANCHES _

                  3mo_CPR

!

DEFINE DYNAMIC STICKY #FEE = IF CURDATE EQ 20070708 THEN 1.25 * 36/30 ELSE 1.25

DEFINE DYNAMIC STICKY #FEE1 = IF CURDATE LE 20070708 THEN 0.00 ELSE 1.25

DEFINE DYNAMIC STICKY #FEE2 = IF CURDATE LE 20070808 THEN 0.00 ELSE 1.25

!

  Collateral OVER

!

!            Factor        ---Delay---

! Type        Date          P/Y        BV        Use BV for 0

    WL      20070601    9999      9999            FALSE

! Pool # Type      Net      Current      Original      ---Fee---      Maturity Orig

!                Coupon      Factor      Balance      P/Y       BV      P/Y      BV      Term

M 000001  WL 00    WAC      10.197      1.0000      37645522.23 (#FEE); (#FEE);    55    55    57 NO_CHECK

M 000002  WL 00    WAC      11.064      1.0000      92738827.44 (#FEE); (#FEE);    42    42    58 NO_CHECK

M 000003  WL 00    WAC      11.511      1.0000      160979989.31 (#FEE); (#FEE);    69    69    71 NO_CHECK

M 000004  WL 00    WAC      10.819      1.0000      205316138.00 (#FEE); (#FEE);    55    55    71 NO_CHECK

M 000005  WL 00    WAC        9.353      1.0000      133338545.04 (#FEE); (#FEE);    81    81    83 NO_CHECK

M 000006  WL 00    WAC        9.350      1.0000      121286768.43 (#FEE); (#FEE);    69    69    83 NO_CHECK

M 000007  WL 00    WAC        9.794      1.0000      120123733.53 (#FEE); (#FEE);    93    93    96 NO_CHECK

M 000008  WL 00    WAC       10.112      1.0000      78570476.02 (#FEE); (#FEE);    78    78    96 NO_CHECK

M 000009  WL 00    WAC      10.354      1.0000      27512562.82 (#FEE1); (#FEE1);    78:00    78:00    78 NO_CHECK XPREFUND 1 AT 0.0

M 000010  WL 00    WAC      10.354      1.0000      27512562.81 (#FEE2); (#FEE2);    78:00    78:00    78 NO_CHECK XPREFUND 2 AT 0.0